Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Statement of Additional Information (Class A, C, K, Y shares) dated May 1, 2012,

as revised December 12, 2012 (“SAI”)

SAI – Portfolio Managers

Effective March 1, 2013, the sub-section entitled “Portfolio Managers” in the “INVESTMENT ADVISORY AND OTHER SERVICES” section of the SAI is amended to include the following information under the sub-heading indicated.

Under “Ownership of Fund Shares” on page 83, the table that provides the dollar range of equity securities of each Fund beneficially owned by the Fund’s portfolio managers is updated to include the following information, which is stated as of March 1, 2013:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Michael Reynal	RS Emerging Markets Fund RS Greater China Fund	$50,001 - $100,000 None

Under “Other Accounts” on page 85, the table that provides the number of other accounts managed by the portfolio managers of the Funds and the total assets of such accounts is updated to include the following information, which is stated as of March 1, 2013:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)
Michael Reynal	3	$907,548	0	$0	0	$0

Effective March 1, 2013, Michael Reynal is the portfolio manager of RS Emerging Markets Fund and RS Greater China Fund; references to the sub-adviser, sub-sub-adviser, and former portfolio managers with respect to those Funds are hereby removed.

March 14, 2013